UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Concord Street Suite 1217
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 355-4440

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PULM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on November 13, 2024, Pulmatrix, Inc., a Delaware corporation (“Pulmatrix” or the “Company”) and Cullgen Inc., a Delaware corporation (“Cullgen”), entered into an Agreement and Plan of Merger and Reorganization, as amended by Amendment No. 1 thereto on April 7, 2025 (the “Merger Agreement”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, among other things, PCL Merger Sub, Inc., a direct, wholly owned subsidiary of Pulmatrix, will merge with and into Cullgen, with Cullgen surviving as a wholly owned subsidiary of Pulmatrix, and the surviving corporation of the merger (the “Merger”). Pulmatrix following the Merger is referred to herein as the “Combined Company.”

Item 5.07	Submission of Matters to a Vote of Security Holders

In connection with the Merger, Pulmatrix held a special meeting in lieu of the annual meeting of Pulmatrix stockholders on June 16, 2025, at 8:30 a.m. Eastern Time (the “Special Meeting”), at which the Pulmatrix stockholders voted on the proposals set forth below relating to the Merger Agreement. The proposals are described in detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on May 9, 2025 (as amended, the “Proxy Statement/Prospectus”) and first mailed to the Pulmatrix stockholders on May 9, 2025. The final voting results regarding each proposal are set forth below. There were 3,652,285 shares of Pulmatrix common stock outstanding and entitled to vote on May 1, 2025, the record date for the Special Meeting, and 2,124,526 shares of Pulmatrix common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1: To approve (i) the issuance of shares of Pulmatrix common stock, which will represent more than 20% of the shares of Pulmatrix common stock outstanding immediately prior to the Merger, a copy of which is attached as Annex A-1, including the amendment thereto, to the Proxy Statement/Prospectus, to stockholders of Cullgen, pursuant to the terms of the Merger Agreement, and (ii) the change of control resulting from the Merger, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively (“Proposal No. 1”).

This proposal was approved by the requisite vote of Pulmatrix stockholders.

For	Against	Abstain	Broker Non-Votes
798,652	65,788	2,428	1,257,658

Proposal No. 2: To approve an amendment to the amended and restated certificate of incorporation of Pulmatrix, as amended (the “Pulmatrix Charter”), to effect a reverse stock split of Pulmatrix’s issued and outstanding common stock at a ratio determined by the Pulmatrix board of directors and agreed to by Cullgen, of one new share of Pulmatrix common stock for every 2 to 10 shares (or any number in between) of outstanding Pulmatrix common stock in the form attached as Annex B to the Proxy Statement/Prospectus (the “Reverse Stock Split Proposal” or “Proposal No. 2”).

This proposal was approved by the requisite vote of Pulmatrix stockholders.

For	Against	Abstain	Broker Non-Votes
1,934,950	178,408	11,168	0

Proposal No. 3: To approve an amendment to the Pulmatrix Charter to increase the number of shares of Pulmatrix common stock that Pulmatrix is authorized to issue from 200,000,000 to 250,000,000 in the form attached as Annex C to the Proxy Statement/Prospectus (“Proposal No. 3”).

This proposal was approved by the requisite vote of Pulmatrix stockholders.

For	Against	Abstain	Broker Non-Votes
1,909,730	195,774	19,022	0

Proposal No. 4: To approve the Cullgen Inc. 2025 Stock Incentive Plan (“Proposal No. 4”).

This proposal was approved by the requisite vote of Pulmatrix stockholders.

For	Against	Abstain	Broker Non-Votes
521,379	329,328	16,161	1,257,658

Proposal No. 5: To approve the Cullgen Inc. 2025 Employee Stock Purchase Plan (“Proposal No. 5”).

This proposal was approved by the requisite vote of Pulmatrix stockholders.

For	Against	Abstain	Broker Non-Votes
587,806	262,769	16,293	1,257,658

Proposal No. 6: To elect the Class II director, Richard Batycky, Ph.D., to the Pulmatrix board of directors and to hold office until Pulmatrix’s 2028 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal (“Proposal No. 6”), provided that if the Merger is consummated, the approval of Proposal No. 6 will only have an effect until the completion of the Merger because the composition of the Pulmatrix board of directors will be reconstituted upon completion of the Merger, in accordance with the Merger Agreement.

Dr. Richard Batycky was elected by the requisite vote of Pulmatrix stockholders.

	For	Withheld	Broker Non-Votes
Richard Batycky, Ph.D.	784,842	82,026	1,257,658

Proposal No. 7: To ratify the appointment of CBIZ CPAs P.C. as Pulmatrix’s independent registered public accounting firm for fiscal year ending December 31, 2025 (“Proposal No. 7”), provided that Ernst & Young Hua Ming LLP is expected to be appointed for that fiscal year if the Merger is completed as the Combined Company’s independent registered public accounting firm.

This proposal was approved by the requisite vote of Pulmatrix stockholders.

For	Against	Abstain	Broker Non-Votes
2,047,608	14,448	62,470	0

Item 8.01	Other Events.

CSRC

Completion of the Merger is subject to receipt of required regulatory approvals, including approval from the China Securities Regulatory Commission (the “CSRC”) pursuant to the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Enterprises (the “Trial Measures”), No. 1 to No. 6 Supporting Guidance Rules, the Notice on Administration Arrangements for the Filing of Overseas Listings by Domestic Enterprises and the relevant CSRC Answers to Reporter Questions on the official website of the CSRC. These regulations established a filing-based regime to regulate overseas offerings and listings by Chinese domestic companies. Pulmatrix has not yet received approval from the CSRC to complete its previously announced Merger. While Pulmatrix anticipates that it will receive CSRC approval prior to the End Date (as defined in the Merger Agreement), there can be no assurance this will occur.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements (including within the meaning of federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning Pulmatrix, Cullgen, the proposed transactions and other matters. These forward-looking statements include, but are not limited to: express or implied statements relating to the structure, timing and completion of the Merger; satisfaction (or waiver) of closing conditions under the Merger Agreement; the Combined Company’s listing on The Nasdaq Stock Market LLC (“Nasdaq”) after the closing of the proposed Merger; the number of shares of Pulmatrix that may be outstanding as a result of the Reverse Stock Split; expectations regarding the ownership structure of the Combined Company; the expected directors of the Combined Company; expectations regarding the receipt of required regulatory approvals, including approval from the CSRC, for the closing of the Merger; and other statements that are not historical fact. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Pulmatrix, Cullgen or the Merger will be those that have been anticipated.

The forward-looking statements contained in this communication are based on current expectations and beliefs concerning future developments and their potential effects and therefore subject to other risks and uncertainties (some of which are beyond Pulmatrix’s, Cullgen’s or the Combined Company’s control) or other assumptions that may cause actual results, outcomes or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the possible failure to satisfy the conditions to the closing or consummation of the Merger, risks associated with the uncertainty as to the timing of the consummation of the Merger and the ability of each of Pulmatrix and Cullgen to consummate the transactions contemplated by the Merger, risks associated with Pulmatrix’s continued listing on Nasdaq until closing of the Merger, the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Merger; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger prior to the closing or consummation of the Merger; as a result of adjustments to the exchange ratio, Cullgen stockholders and Pulmatrix stockholders could own more or less of the Combined Company that is currently anticipated; risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results; the effect of the completion of the Merger on the Combined Company’s business relationships, operating results and business generally; risks associated with the Combined Company’s ability to manage expenses and unanticipated spending and costs that could reduce the Combined Company’s cash resources; risks related to the Combined Company’s ability to correctly estimate its operating expenses and other events; changes in capital resource requirements; risks related to the inability of the Combined Company to obtain sufficient additional capital to continue to advance its product candidates or its preclinical programs; the outcome of any legal proceedings that may be instituted against the Combined Company or any of its directors or officers related to the Merger Agreement or the transactions contemplated thereby; the ability of the Combined Company to obtain, maintain and protect its intellectual property rights, in particular those related to its product candidates; the Combined Company’s ability to advance the development of its product candidates or preclinical activities under the timelines it anticipates in planned and future clinical trials; the Combined Company’s ability to replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; the Combined Company’s ability to realize the anticipated benefits of its research and development programs, strategic partnerships, licensing programs or other collaborations; regulatory requirements or developments and the Combined Company’s ability to obtain necessary approvals from the U.S. Food and Drug Administration or other regulatory authorities; changes to clinical trial designs and regulatory pathways; competitive responses to the Merger and changes in expected or existing competition; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; legislative, regulatory, political and economic developments. A discussion of these and other factors, including risks and uncertainties with respect to Pulmatrix, is set forth in Pulmatrix’s filings with the SEC, including its most recent Annual Report on Form 10-K, as may be supplemented or amended by Pulmatrix’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Pulmatrix from time to time, including the Proxy Statement/Prospectus, any risk factors related to Pulmatrix or Cullgen made available to you in connection with the Merger, as well as risk factors associated with companies, such as Cullgen, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or, should any of Pulmatrix’s or Cullgen’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Pulmatrix nor Cullgen undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Pulmatrix or Cullgen.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not intended to and do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except in accordance with the requirements of the Securities Act or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, no public offer will be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS FILED OR FURNISHED HEREWITH ARE TRUTHFUL OR COMPLETE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: June 16, 2025	By:	/s/ Peter Ludlum
Peter Ludlum
Interim Chief Executive Officer and Interim Chief Financial Officer